NACCO Industries, Inc.

NorthAmerican Coal Corporation

Hamilton Beach

kitchen collection

Investor Presentation March 2014 Exhibit 99.1

Safe Harbor Statement

Forward Looking Statements
The statements contained in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Such risks and uncertainties with respect to each subsidiary’s operations are listed in the appendix of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The
Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Agenda

1. NACCO Industries Overview and Strategic Initiatives
2. NACCO Industries Business Overviews
– North American Coal
4. NACCO Industries Financial Update
– Hamilton Beach Brands
– Kitchen Collection

North American Coal Corporation

Hamilton Beach

kitchen collection

NACCO Industries Overview and Strategic Initiatives

NorthAmerican Coal Corporation

Hamilton Beach

kitchen COLLECTION

NACCO Industries at a Glance
NACCO Industries, Inc. (NYSE: NC)
Operating holding company with subsidiaries in the
mining, small appliances and specialty retail industries
Headquartered in Cleveland, Ohio
FY 12/31/13 revenue – $932.7 million
FY 12/31/13 net income – $44.5 million
FY 12/31/13 cash flow from operations – $53.1 million
FY 12/31/13 Adjusted EBITDA – $88.8 million (1)
FY 12/31/13 net debt – $88.4 million

_____________________
(1) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 38.
NACCO’s strategy is to increase shareholder value by implementing strategic initiatives designed to achieve long-term profit growth

NACCO Industries, Inc.

North American Coal Corporation

Hamilton Beach

Kitchen Collection

NACCO Industries Overview

Headquartered in Dallas, Texas
FY 2013 revenue – $193.7 million
FY 2013 net income - $31.9 million
FY 2013 cash flow from operations – $29.5
million
FY 2013 Adjusted EBITDA – $59.1 million
(1)
Employees – 1,800
Headquartered in Richmond, Virginia
FY 2013 revenue – $547.8 million
FY 2013 net income - $25.1 million
FY 2013 cash flow from operations – $40.8
million
FY 2013 Adjusted EBITDA – $44.0 million
(1)
Employees – 500
Headquartered in Chillicothe, Ohio
FY 2013 revenue – $196.0 million
FY 2013 net loss - $6.9 million
FY 2013 cash flow from operations –
$(10.1) million
Employees – 1,800
_____________________
(1) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 38.
FY 2013 Adjusted EBITDA – $(6.8) million
(1)

NACCO Industries Overview (continued)

NACCO expects to enjoy many benefits from its principal businesses:
– Strong collective earnings and cash flow generation capability
– Cash flow sustainability and low earnings volatility
– Significant management expertise in operating each business across a range of economic conditions
– Substantial overall resource access for growth strategies and objectives
NACCO pays regular quarterly dividends

Experienced Management Team

Alfred M. Rankin Jr.
Chairman, President and
Chief Executive Officer of
NACCO
Chairman, President and CEO of
NACCO Industries since 1994
Former Vice Chairman, Chief
Operating Officer and Director of
Eaton Corporation
SVP- Project
Development and
Administration of
NACoal
Joined NACCO in
1995
J.C. Butler, Jr.
SVP – Finance,
Treasurer and Chief
Administrative
Officer of NACCO
VP, General
Counsel and
Secretary of NACoal
Former Jones Day
attorney
Joined NACCO in
2009
John Neumann
VP, General
Counsel and
Secretary of
NACCO
Robert Benson
President and CEO of
NACoal
President and CEO of
NACoal since 2006
Previously COO and
Executive VP
Joined NACoal in 1976
Gregory Trepp
President and CEO of
Hamilton Beach
Brands
CEO of Kitchen
Collection
President and CEO of
Hamilton Beach Brands
since 2010
Previously VP of Global
Marketing
Joined Hamilton Beach
Brands in 1996
.
Elizabeth Loveman
VP and Controller
Previously Director
of Financial
Reporting for
NACCO
Joined NACCO in
2012

North American Coal Overview

North American Coal (“NACoal”) Overview
Mines and markets steam and metallurgical coal for use in power generation and steel production and provides selected value added mining services for other natural resource companies
Open-pit surface mines: North Dakota, Texas, Mississippi, Louisiana and Alabama
Unique lignite coal business model with largely long-term cost plus contracts provides strong cash flow and low volatility with minimal capital investment
Power plants served are generally well positioned to compete within current environmental regulations
One of the largest producers of lignite coal in the U.S. and among the ten largest coal producers in the U.S.
– 2.2 billion tons of lignite coal reserves with 1.1 billion tons committed to current customers
Reed Minerals, a metallurgical coal surface mining operation in Alabama, was acquired to be the foundation for a new strategic initiative to build a metallurgical coal business
Highly efficient equipment utilization rates
Excellent record of employee safety and environmental responsibility

NACoal Operations

The Coteau
Properties Company
(Freedom Mine)
The Falkirk
Mining Company
(Falkirk Mine)
Camino Real Fuels,
LLC
(Eagle Pass Mine)
The Sabine
Mining Company
(South Hallsville No. 1 Mine)
Florida Dragline
Operations
Mississippi Lignite
Mining Company
(Red Hills Mine)
Reed
Minerals
Caddo Creek
Resources Company
(Marshall Mine)
Corporate
Office
Under Development
In Operation
NACoal Royalty
Company
(1)
_____________________
(1) NACoal Royalty Company receives certain royalty payments from unrelated third parties for production or advance royalty payments for oil, gas and coal located in Ohio, Pennsylvania, North Dakota, Louisiana and Texas.
Coyote Creek Mining
Company, LLC
(Coyote Creek Mine)
Liberty Fuels
Company
(Liberty Mine)
Demery Resources
Company
(Five Forks Mine)

Unconsolidated Mines
Long-term contracts (expiring 2037 (1) – 2054) to provide all fuel requirements for adjacent power plants or customer facilities
Customers pay all costs plus an agreed management fee or profit per ton delivered;
profits adjusted for inflation
Contracts minimize exposure to spot coal market price fluctuations
Active mines: Coteau, Falkirk, Sabine, Demery and Liberty delivered 25.9 million tons in
2013
Mines in development (expected production
date): Caddo Creek (late 2014), Camino Real
Fuels (2015) and Coyote Creek (2016)
– Target production of ~6.0 million tons annually

These mines produce strong cash flow with minimal capital requirements
2013 Tons of Coal Delivered
_____________________
(1) The most recent term expires in 2017, but the term may be extended for four additional periods of five years, or until 2037, at NACoal’s option.
Unconsolidated
Mines
87%

Consolidated Mines
The Red Hills Mine in Mississippi has a long-term fixed price contract (through 2032) to provide fuel to a 440 megawatt power plant supplying the Tennessee Valley Authority system
– Delivered 3.2 million tons in 2013
The Reed Minerals business in Alabama, acquired in August 2012, provides customer and coal diversity
– Delivered 0.8 million tons in 2013
– Bituminous steam coal is sold primarily to a local cooperative which provides fuel to a significant U.S. utility
pursuant to a contract through 2020
– Metallurgical (bituminous) coal is primarily sold to
local coking operations for ultimate use in steel
manufacturing
Reed Minerals acquisition provides a
foundation to build a metallurgical coal business;
significant investments were made in 2013 through
the acquisition of equipment and reserves to
increase efficiencies at this mine

Consolidated mines provide an opportunity for increased profits where NACoal has capital invested
2013 Tons of Coal Delivered
Consolidated
Mines
13%

Value-Added Mining Services
Fee-based dragline mining services for limerock quarries in southern Florida
– Customers pay all operating costs plus an agreed management fee per cubic yard of limestone produced
– NACoal employees operate equipment owned by the customers
– 22.1 million cubic yards delivered in 2013
Fee-based arrangement to operate a coal drying facility within a power plant operated by a major coal customer
Consulting services in India to assist in the setup and management of a customer-owned and operated coal mine
– Customer pays all costs plus an agreed annual management fee
– Also will receive a per ton fee when production begins
Ongoing royalty income from rights to coal reserves, and oil and gas reserves
– Ohio, Pennsylvania, North Dakota, Texas and Louisiana

NACoal provides selected value-added mining services for other natural resource companies

NACoal Key Strategy Overview
Develop a metallurgical coal business platform
– Reed Minerals acquisition was the first step in developing this platform
– Strategic efforts are currently underway to improve mining efficiencies at Reed Minerals which are expected to position Reed Minerals for growth and enhance long-term profitability
Actively pursue domestic opportunities for new coal mining projects
– Three new mines under development with ~6.0 million tons of targeted annual production
Pursue a strategic platform involving new technologies that utilize coal such as integrated gasification combined cycle power generation and production of alternative fuels.
Actively pursue international growth opportunities
– Through value-added mining services and exports
Expand capabilities in non-coal mining (aggregates / sand mining)

Our five strategic initiatives for growth
Seek a minimum return on capital employed of 13% on all growth initiatives

NACoal Operational Highlights

Cubic Yards of Limerock Delivered
(millions of cubic yards)
Tons of Coal Delivered
(1)(2)
(millions of tons)
_____________________
(1) During 2009, NACoal completed the sale of certain assets of the Red River Mining Company ("Red River").  The results of Red River were reflected as discontinued operations and are excluded from the table above.  Red River delivered 0.7 million tons of coal in 2009.
(2) NACoal’s management fee contract with the San Miguel Mine expired on December 31, 2010. San Miguel Operations delivered 3.4 million and 3.2 million tons of coal in 2010 and 2009, respectively.
3.6
17.9
13.7
18.8
22.1
0.0
5.0
10.0
15.0
20.0
25.0
2009 2010 2011 2012 2013
33.4
33.5
27.9
28.4
29.9
0.0
10.0
20.0
30.0
40.0
2009 2010 2011 2012 2013

NACoal Financial Highlights

Operating Profit
($ in millions)
Return on Capital Employed
(2)
Net Income
Cash Flow Before Financing
(2)
($ in millions)
_____________________
(1) 2013 financial results include a goodwill impairment charge of $4.0 million, or $2.6 million after tax of $1.4 million at Reed Minerals.
(2) Cash flow before financing activities and return on capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 38.
($ in millions)
(1) (1)
(1) (1)
$42.6
$53.3
$35.2
$43.2
$37.5
$0
$20
$40
$60
2009 2010 2011 2012 2013
$43.9
$32.8
$21.0
($6.1)
($26.7)
-$50
-$25
$0
$25
$50
2009 2010 2011 2012 2013
$53.2
$39.6
$29.4
$32.8
$31.9
$0
$20
$40
$60
2009 2010 2011 2012 2013
17.8%
23.7%
17.0%
17.3%
13.0%
0%
5%
10%
15%
20%
25%
2009 2010 2011 2012 2013

Hamilton Beach Brands Overview

Hamilton Beach Brands (“HBB”) Overview
Leading designer, marketer and distributor of:
– Small electric household appliances
– Commercial products for restaurants, bars and hotels
HBB has a leading retail market share position
in North America
– In U.S. & Canada, ranked in top 3 share position in
over 21 product categories
– Strong share in Mexico, Central America and South
America
Powerful heritage brands including Hamilton
Beach and Proctor Silex
– Supporting brands include Melitta (licensed), Jamba
(licensed) and TrueAir
Broad product assortment distributed through
mass merchants, national department stores,
wholesale distributors and other retail and
commercial sales outlets

Well-recognized Brands

Broad Product Offering 19 Coffeemakers Kettles Toasters Slow Cookers Irons Hand Mixers Blenders Toaster Ovens Can Openers Comprehensive offering of high-quality consumer housewares

Walmart
BED BATH & BEYOND
BODEGA AURRERA
CANADIAN TIRE
Chick-fil-A
COSTCO WHOLESALE
COSTA COFFEE
FAMILY DOLLAR
KOHL'S
kmart
Kroger
Liverpool
LOWE'S
sears
TARGET
amazon.com
Good Thinking

Strong heritage brands with leading market shares
Strong relationships with leading retailers and
customers across diverse channels
Focused emphasis on the quality of our products
Successful track record of product line
expansion and new product innovation…we call
that Good Thinking ®
Highly professional and experienced management
team
Industry-leading working capital management
Strong returns on invested capital
HBB Business Highlights

Core Business Deliverables
Lead with product innovation focused on Good Thinking
®
– Invest in deep understanding of consumer and customer needs
– Leverage engineering expertise worldwide to develop innovative solutions that improve everyday living
Achieve organizational excellence
– Attract and retain strong talent to deliver Good Thinking
®
core competency
Pursue market and product development excellence
– Leverage professional and efficient sales and marketing teams, processes and systems
– Build brand equity of our current brands and selectively add brands to gain share
– Become a leader in internet sales and communication
Achieve the highest quality and efficiency standards
– Ensure operational excellence while delivering high-quality products
– Maintain a strong, professional engineering and quality staff
Ensure best-in-class sourcing and logistics
– Continually reduce supply chain costs and optimize supply chain to ensure a sustainable competitive advantage
Enhance long-term partnerships with our customers and suppliers
– Deliver best-in-class products, brands and support systems to increase customer presence
Enhance advertising and marketing efforts to strengthen brand positioning

Achieve a minimum operating profit margin target of 10%

HBB Strategic Initiatives
The following 5 strategic initiatives have been put in place to achieve a sales goal of $750 million and an operating profit margin target of 10%

Achieve a minimum operating profit margin target of 10%
Enhance placements in the North American consumer business
Achieve a leadership position in internet sales
Enter the “only-the-best” market with strong brands and broad product line
Expand internationally in emerging Asian and Latin American markets
Achieve further penetration of the global Commercial market through an enhanced global product line
– Strengthen food service and hospitality offerings for further market penetration
– Build distribution capabilities and increase the number of sales representatives in the international food service market
– Understand local consumers’ needs and increase product offerings designed specifically for those needs
– Increase international sales to 35 to 45 percent of total sales
– Partnership with the Jamba Juice Company to create a product line focused on blending and juicing
– Working with other partners to create additional lines of products to be distributed in high-end specialty stores and on the Internet
– Provide best-in-class retailer support and increased consumer content and engagement
– Provide consumer-driven innovative products and strong sales and marketing support
– Strong and deep portfolio of new products

HBB International Opportunity
Goal is to shift international sales mix to 35%
to 45%
– $190 million international sales 35% mix
– $245 million international sales 45% mix
Actively targeting fast growing China, India,
Brazil and other South American markets
– Fastest growing small kitchen appliance
markets in the world
– Using an appropriate mix of brands, products,
features and price points to build business with
key retailers and commercial customers
– Investing in developing solutions tailored to
local consumer tastes and needs
– Increase resources allocated to these markets
– Work with local partners in certain targeted
countries

Planned Sales Mix Evolution
Illustrative Example
International
22%
International
45%
U.S.
78%
U.S.
55%

Recent Product Launches
Support Market Share Gains

Flex Brew
®
The Flex Brew
®
single serve coffee maker launched in early 2013
Allows consumer the flexibility to brew single serve coffee using
K-Cups
® , ground coffee or pods
Significant increase in advertising support in 2013 / 2014
Durathon
®
Durathon
®
soleplate iron launched in 2011
Retailer distribution continues to expand, delivering expectations of incremental share in 2014
Fury™
Fury™ commercial blender launched in 2013
Global blending platform driving significant growth
Key product for the restaurant and bar business
New platforms being added in 2014 to expand global reach into more blending areas
Breakfast
Sandwich Maker
Breakfast Sandwich Maker launched in 2013
Allows consumer to make delicious egg and muffin sandwiches at home

HBB Financial Highlights

($ in millions)
($ in millions)
$497.0
$515.7
$493.0
$521.6
$547.8
$0
$200
$400
$600
2009 2010 2011 2012 2013
$50.4
$45.9
$33.8
$35.8
$41.0
$0
$40
$80
2009 2010 2011 2012 2013
$26.1
$24.4
$18.4
$21.2
$25.1
$0
$5
$10
$20
$25
$30
2009 2010 2011 2012 2013
($ in millions)
$15
Revenue
Operating Profit
Net Income

HBB Financial Highlights (continued)

Net Working Capital
(1)
Cash Flow Before Financing
(1)
Net Working Capital % Revenue
($ in millions) ($ in millions)
Return On Capital Employed
(1)
($ in millions)
_____________________
(1) Net working capital, cash flow before financing and return on capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to
GAAP measures, see pages starting on 38.
$95.1
$101.5
$98.3
$96.9
$93.5
0%
10%
20%
30%
$0
$50
$100
$150
2009 2010 2011 2012 2013
$33.4
$12.8
$24.2
$38.5
$0
$20
$40
$60
2009 2010 2011 2012 2013
$20.5
47.8%
42.2%
27.7%
29.3%
34.9%
0%
10%
20%
30%
40%
50%
60%
2009 2010 2011 2012 2013

Kitchen Collection Overview

kitchen COLLECTION

le gourmet chef

DEAL
FREE

Canning

Kitchen Collection (“KC”) Overview
National specialty retailer of kitchenware
and gourmet foods
– Operates under the Kitchen Collection
®
and Le
Gourmet Chef
®
store names
– Located in outlet and traditional malls throughout
the U.S.
Outlet mall niche focus differentiates
Kitchen Collection
– Challenging for larger retailers to compete based
on scale and product focus
Over 300 total stores throughout the U.S.
at December 31, 2013, declining to
approximately 250 stores during 2014 due
to store closures

KC Business Highlights

Strategic plan in place led by experienced management team
– Focus on core outlet segment
– Close under-performing stores
– Realign cost structure for decreases in store footprint
– Improve store merchandising
– Expand partnerships with suppliers
One core store format with a complementary secondary format
– Kitchen Collection core store format with comprehensive selection of all your kitchen needs
– Le Gourmet Chef
®
complementary store format with higher-end housewares focused on cooking and entertaining
Wide variety of unique, high quality and affordable products in creative store environments
Focused outlet mall footprint with carefully selected positions in traditional malls
Highly analytical merchandising and disciplined operating controls
®

kitchen COLLECTION

le gourmet chef

kitchencollection
all your kitchen needs...for less
CHARLES VIANCIN
GADGET OF THE MONTH
Kitchen Collection Exclusive
Charles Viancin Daisy Lids

Focus: All your kitchen needs…for less
Build on solid core stores, increase comparable store sales and close underperforming stores
Focus on outlets and selectively expand in strong outlet malls in well-
positioned locations
KC Key Strategy Overview

Focus: Cook, eat, entertain
Phase out high rent stores
Enhance sales volume and profitability through refinement of store formats and specific product offerings
Improve inventory efficiency and store inventory controls
Expand internet channel
Increase discipline in new store location selection
Enhance partnerships with suppliers
Seek organizational excellence through people and process development
Achieve a minimum operating profit margin target of 5%

KC Operational Highlights

($ in thousands)
296
300
337
312
304
0
100
200
300
400
2009 2010 2011 2012 2013
$722.6
$732.0
$656.4
$720.2
$644.7
$0
$250
$500
$750
$1,000
2009 2010 2011 2012 2013
Store Count
Sales Per Store

_____________________
(1) 2013 and 2012 include asset impairment charges of $1.1 million and $0.7 million, respectively, without which the operating loss would have been $(3.8) million and $(9.8) million, respectively.
(2) Cash flow before financing activities is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 38.
KC Financial Highlights

Operating Profit (Loss) Revenue
Net Income (Loss)
($ in millions) ($ in millions)
($ in millions)
Cash Flow Before Financing
(2)
($ in millions)
$213.9
$219.6
$221.2
$224.7
$196.0
$0
$100
$200
$300
2009 2010 2011 2012 2013
$6.7
$5.9
$2.5
($4.5)
($10.9)
($15)
($9)
($3)
$3
$9
2009 2010 2011 2012 2013
(1) (1)
$4.3
$3.6
$2.6
($0.1)
($12.2)
($15)
($10)
($5)
$0
$5
$10
2009 2010 2011 2012 2013
$3.9
$3.5
$1.1
($3.1)
($6.9)
($9)
($6)
($3)
$0
$3
$6
2009 2010 2011 2012 2013

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

NACCO Industries Financial Update

Q4 2013 Highlights and Outlook
Q4 2013 Results
NACoal Outlook
NACoal experienced a year-over-year decline in net income due to a substantial loss at Reed Minerals, which included a goodwill impairment pre-tax charge of $4.0 million and lower royalty & other income.
HBB experienced year-over-year improvements in net income
primarily as a result of increased sales.
KC continues to face a challenging domestic mass consumer
market and reduced customer visits, which resulted in a number of store closures and a year-over-year decline in net income.  This decrease also included pre-tax charges of $2.0 million for asset impairment, employee severance and a write-down of inventory.
NACoal expects continued solid operating
performance from its existing mine portfolio in
2014 but expects an overall reduction in net
income from 2013 due to substantial declines in
royalty and other income and reduced deliveries
at MLMC and at the limerock operations.
Seeks a minimum return on capital employed of
13% on all growth initiatives
($ in millions)
HBB Outlook KC Outlook
HBB expects improving volumes in the U.S.
middle-market and in international and
commercial markets but these improvements are
expected to be offset by costs to implement
HBB’s strategic initiatives, which are expected to
result in 2014 income levels comparable to 2013
levels.
Targets a minimum operating profit margin of
10% at significantly enhanced volume levels
KC plans to reduce its footprint significantly in the
first quarter of 2014 and open only a small
number of stores late in 2014, as well as reduce
expenses through a number of cost reduction
programs, all of  which are expected to result in
significantly improved 2014 results.
Targets a minimum operating profit margin of 5%

_____________________
(1) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 38.
2013 Fourth Quarter 2013 Full Year
$ % $ %
Revenue $ 312.0 100.0% $ 932.7 100.0%
Operating Profit $28.8 9.2% $61.3 6.6%
Net Income $22.6 7.2% $44.5 4.8%
Cash Flow from Operations $46.1 $53.1
Adjusted EBITDA
(1)
$40.5 $88.8
Debt $ 183.8
Cash $95.4
Net Debt $88.4

Why Invest in NACCO?
North American Coal has a unique lignite coal business model and a key expansion initiative into the metallurgical coal market:
– Provides mining services primarily under long-term lignite coal contracts which largely insulate NACoal from volatile commodity coal markets, providing stable earnings and cash flow
– Longstanding relationships with high-quality utility customers
– Highly efficient mining capabilities provide customers with low-cost fuel
– Growth opportunities, including exports, in the metallurgical coal market through the recent acquisition of Reed Minerals
– Diversification via multiple coal and limerock operations, royalty income and consulting services
Hamilton Beach Brands is a leading provider of a broad range of consumer housewares:
– Leading retail market share positions in North America
– Powerful, heritage brands that resonate with consumers
– Extensive market access through strong relationships with leading retail customers across diverse channels
– Economies of scale and industry-leading net working capital management drive strong returns on invested capital
Kitchen Collection is a differentiated, niche market retailer:
– Differentiated in the marketplace through focused outlet mall footprint
– Wide variety of high quality and affordable products
– Major profit improvement initiatives under way
NACCO offers strong earnings and cash flow generation capability, with clear growth and profit improvement strategies and objectives across the businesses

NACCO represents a strong, multi-industry company with leading, well-positioned businesses in mining, small appliances and specialty retail

NorthAmerican Coal Corporation

Hamilton Beach

kitchen COLLECTION

Appendix

Risk Factors

The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 1 of this document include, without limitation:
North American Coal: (1) the successful integration of the Reed Minerals acquisition, (2) changes in the demand for and market prices of metallurgical coal produced at the Reed Minerals operations, (3) changes in tax laws or regulatory requirements, including changes in mining or power plant emission regulations and health, safety or environmental legislation, (4) changes in costs related to geological conditions,
repairs and maintenance, new equipment and replacement parts,   fuel or other similar items, (5) regulatory actions, changes in mining permit requirements or delays in obtaining mining permits that could affect deliveries to customers, (6) weather conditions, extended power plant outages or other events that would change the level of customers' coal or limerock requirements, which would have an adverse effect on results of operations, (7) weather or equipment problems that could affect deliveries to customers, (8) changes in the power industry that would affect demand for North American Coal's reserves, (9) changes in the costs to reclaim current North American Coal mining areas, (10)
costs to pursue and develop new mining opportunities, (11) legal challenges related to Mississippi Power's Kemper County Energy Facility in
Mississippi, (12) changes or termination of a long-term mining contract, or a customer default under a contract and (13) increased competition, including consolidation within the industry.
Hamilton Beach: (1) changes in the sales prices, product mix or levels of consumer purchases of small electric appliances, (2) changes in consumer retail and credit markets, (3) bankruptcy of or loss of major retail customers or suppliers, (4) changes in costs, including transportation costs, of sourced products, (5) delays in delivery of sourced products, (6) changes in or unavailability of quality or cost effective suppliers, (7) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which Hamilton Beach buys, operates and/or sells products, (8) product liability, regulatory actions or other litigation, warranty claims or returns of products, (9) customer acceptance of, changes in costs of, or delays in the development of new products, (10) increased competition, including consolidation within the industry and (11) changes mandated by federal, state and other regulation, including health, safety or environmental legislation.
Kitchen Collection: (1) changes in gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment rates or other events or conditions that may adversely affect the number of customers visiting Kitchen
Collection® and Le Gourmet Chef® stores, (2) changes in the sales prices, product mix or levels of consumer purchases of kitchenware, small electric appliances and gourmet foods, (3) changes in costs, including transportation costs, of inventory, (4) delays in delivery or the unavailability of inventory, (5) customer acceptance of new products, (6) the anticipated impact of the opening of new stores, the ability to renegotiate existing leases and effectively and efficiently close under-performing stores, (7) increased competition and (8) the impact of tax penalties under health care reform legislation beginning in 2015.

Non-GAAP Disclosure

Adjusted
EBITDA, net debt, cash flow before financing activities, return on capital employed and net working capital are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies.  NACCO defines each as the following:
Adjusted EBITDA is defined as income before goodwill impairment charge and income taxes plus net interest expense and depreciation, depletion and amortization expense;
Net debt is defined as total debt less cash and cash equivalents;
Cash flow before financing activities is defined as net cash from operating activities from continuing operations plus net cash from investing activities from continuing operations;
Return on capital employed is defined as net income before interest expense, after tax divided by LTM average capital employed.  LTM average capital employed is defined as LTM average equity plus LTM average debt less
LTM average cash; and
Net working capital is defined as accounts receivable plus inventories less accounts payable.
For reconciliations from GAAP measurements to non-GAAP measurements, see pages 39 to 45.

Non-GAAP Reconciliation

Calculation of Adjusted EBITDA
2013 Fourth Quarter 2013 Full Year
Net income  $22.6 $44.5
Goodwill impairment charge 4.0 4.0
Income tax provision 4.6 11.3
Interest expense 1.2 4.8
Interest income (0.1) (0.3)
Depreciation, depletion and amortization expense 8.2 24.5
Adjusted EBITDA $40.5 $88.8
($ in millions)
Adjusted EBITDA reconciliation

Non-GAAP Reconciliation (continued)

2013 Full Year

North American
Coal
Hamilton Beach
Brands
Kitchen
Collection
NACCO &
Other
Calculation of Adjusted EBITDA
Net income (loss) $25.1 $(6.9) $(5.6)
Goodwill impairment charge 4.0 - - -
Income tax provision (benefit) 3.5 14.1 (4.5) (1.8)
Interest expense 3.1 1.3 0.4 -
Interest income - - - (0.3)
Depreciation, depletion and amortization expense 16.6 3.5 4.2 0.2
Adjusted EBITDA $59.1 $44.0 $(6.8) $(7.5)
($ in millions)
$31.9
Adjusted EBITDA reconciliation – by segment

Non-GAAP Reconciliation (continued)

($ in millions)
Net Working Capital – Hamilton Beach Brands
December 31,

2009 2010 2011 2012 2013
Accounts receivable, net $79.2 $87.6 $83.7 $94.9 $100.7
Inventories, net 67.0 84.7 75.6 84.8 90.7
Less: Accounts payable (51.1) (70.8) (61.0) (82.8) (97.9)
Net Working Capital $95.1 $101.5 $98.3 $96.9 $93.5

Non-GAAP Reconciliation (continued)

($ in millions)
Cash Flow Before Financing
North American Coal
For the Fiscal Year Ended December 31,

2009 2010 2011 2012 2013
Net cash provided by operating activities from continuing operations $50.4 $25.9 $31.7 $50.2 $29.5
Net cash provided by (used for) investing activities from continuing operations (6.5) 6.9 (10.7) (56.3) (56.2)
Cash Flow before Financing $43.9 $32.8 $21.0 $(6.1) $(26.7)
Hamilton Beach Brands
For the Fiscal Year Ended December 31,

2009 2010 2011 2012 2013
Net cash provided by operating activities $35.5 $15.0 $24.2 $27.4 $40.8
Net cash used for investing activities (2.1) (2.2) (3.7) (3.2) (2.3)
Cash Flow before Financing $33.4 $12.8 $20.5 $24.2 $38.5
Kitchen Collection
For the Fiscal Year Ended December 31,

2009 2010 2011 2012 2013
Net cash provided by (used for) operating activities $5.4 $6.3 $4.9 $3.8 $(10.1)
Net cash used for investing activities (1.1) (2.7) (2.3) (3.9) (2.1)
Cash Flow before Financing $4.3 $3.6 $2.6 $(0.1) $(12.2)

Non-GAAP Reconciliation (continued)

($ in millions)
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate.  2009's effective income tax rate is not meaningful.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with 2010's effective income tax rate of 18.0%.
North American
Coal
Hamilton Beach
Brands
2009
2009 Average Equity (12/31/2008 and each of 2009’s quarter ends) $102.0 ($29.3)
Plus: 2009 Average Debt  (12/31/2008 and each of 2009’s quarter ends) 85.5 117.3
Less: 2009 Average Cash  (12/31/2008 and each of  2009’s quarter ends) (0.9) (22.3)
Total 2009 average total capital employed $186.6 $65.7
2009 Net Income $53.2 $26.1
Plus: 2009 Interest Expense 4.1 8.6
Less: Income taxes on 2009 interest expense at 38%
(1)
(1.6) (3.3)
Return on total capital employed = net income before after-tax interest expense $55.7 $31.4
Return on total capital employed percentage 29.9% 47.8%
Less:  Discontinued operations, net of tax ($22.6)
Adjusted return on total capital employed = net income before after-tax interest expense $33.1
Adjusted return on total capital employed percentage 17.8%
2010
2010 Average Equity (12/31/2009 and each of 2010’s quarter ends) $137.9 ($1.8)
Plus: 2010 Average Debt  (12/31/2009 and each of 2010’s quarter ends) 42.7 115.7
Less: 2010 Average Cash  (12/31/2009 and each of 2010’s quarter ends) (4.6) (45.5)
Total 2010 average total capital employed $176.0 $68.4
2010 Net Income $39.6 $24.4
Plus: 2010 Interest Expense 3.3 7.2
Less: Income taxes on 2010 interest expense at 38%
(2)
(1.3) (2.7)
Return on total capital employed = net income before after-tax interest expense $41.6 $28.9
Return on total capital employed percentage 23.7% 42.2%
Return on Capital Employed – 2009 & 2010

Non-GAAP Reconciliation (continued)

($ in millions)
Return on Capital Employed –
2011 and 2012
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2011's effective income tax rate of 29.2%.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with 2012’s effective income tax rate of 27.3%.
North American
Coal
Hamilton Beach
Brands
2011
2011 Average Equity (12/31/2010 and each of 2011’s quarter ends) $133.8 $22.3
Plus: 2011 Average Debt  (12/31/2010 and each of 2011’s quarter ends) 51.9 90.6
Less: 2011 Average Cash  (12/31/2010 and each of 2011’s quarter ends)
(2.7) (34.8)
Total 2011 average total capital employed
$183.0 $78.1
2011 Net Income $29.4 $18.4
Plus: 2011 Interest Expense 2.8 5.2
Less: Income taxes on 2011 interest expense at 38%
(1)
(1.1) (2.0)
Return on total capital employed = net income before after-tax interest expense
$31.1 $21.6
Return on total capital employed percentage 17.0% 27.7%
2012
2012 Average Equity (12/31/2011 and each of 2012’s quarter ends)
$96.4 $36.0
Plus: 2012 Average Debt (12/31/2011 and each of 2012’s quarter ends) 109.0 45.5
(5.7) (3.7)
Total 2012 average total capital employed
$19 9.7 $77.8
2012  Net Income $32.8 $21.2
Plus: 2012 Interest Expenses 2.8 2.6
Less: Income taxes on 2012 interest expense at 38%
(2)
(1.1) (1.0)
Return on total capital employed = net income before after-tax interest expense
- $34.5 $22.8
Return on total capital employed percentage 17.3% 29.3%
Less: 2012 Average Debt (12/31/2011 and each of 2012’s quarter ends)

Non-GAAP Reconciliation (continued)

($ in millions)
Return on Capital Employed –
2013
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2013’s effective income tax rate of 20.2%.
North American
Coal
Hamilton Beach
Brands
2013
$121.2 $48.8
140.3 27.2
Less: 2013 Average Cash (12/31/2012 and each of 2013’s quarter ends) (1.2) (1. 8)
Total 2013 average total capital employed $260.3 $74.2
2013 Net Income $31. 9 $25.1
Plus: 2013 Interest Expense 3.1 1.3
Less: Income taxes on 2013 interest expense at 38%
(1.2) (0.5)
Return on total capital employed = net income before after - tax interest expense $33.8 $25. 9
13.0% 34.9%
(1)
2013 Average Equity (12/31/2012 and each of 2013’s quarter ends)
Return on total capital employed percentage
Plus: 2013 Average Debt (12/31/2012 and each of 2013’s quarter ends)